UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                        Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

The registrant is filing definitive additional materials to correct an inadvertent omission in the form of proxy card attached to the registrant’s definitive proxy statement on Schedule 14A, filed June 20, 2018. The original form of proxy card provided for vote options of “For” and “Against” for Proposal 4. The attached corrected form provides the vote options of “For,” “Against” and “Abstain” for Proposal 4. The actual proxy cards distributed to shareholders stated the correct vote options.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 24, 2018. Vote by Internet Vote by Telephone Vote by Mail Access submit the your Website proxy: and If Call you Toll-Free: are calling +1 from (800) outside 868-5136 of the Sign in and the postage-paid return our proxy www.proxyvoting.com/MLNX U.S. please call +1 (484) 997-2085 envelope provided. Important The Notice Notice, Regarding Proxy Statement, the Availability Form of Proxy of Proxy and Materials Annual Report for the on Annual Form 10-K Meeting are Available of Shareholders: at: www.Stockholderdocs.com/MLNX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD JULY 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MELLANOX TECHNOLOGIES, LTD. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2018 Annual General Meeting of Shareholders and Proxy Statement each dated June 20, 2018 and hereby appoints each of Eyal Waldman and Alinka Flaminia as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) at the offices of Mellanox Technologies, Ltd., located at 8B Habarzel Street, Tel Aviv, Israel 6971012 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” ALL of the Director Nominees, “FOR” the approval of the 2018 performance-based cash incentive award to Eyal Waldman, “FOR” the approval of the grant of restricted share units and performance share units to Eyal Waldman, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “FOR” the approval of the Third Amended and Restated Global Share Incentive Plan (2006) and increase in shares reserved for issuance thereunder, “FOR” the approval of cash compensation and vesting of restricted share units to each of Steve Sanghi and Umesh Padval and “FOR” the appointment of Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm and the authorization of the audit committee to determine its fiscal 2018 remuneration. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in a manner consistent with the Israeli Companies Law, 1999, Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and in accordance with the best judgment of the proxies named herein. (Continued and to be signed on the reverse side)

MELLANOX TECHNOLOGIES, LTD.

If you have questions or require any assistance with voting your shares, please contact the Company's proxy solicitor listed below:

MACKENZIE PARTNERS, INC.

1407 Broadway
New York, New York 10018
+1 (212) 929-5500
or
Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" the Director Nominees set forth under Proposal 1 and "FOR" Proposals 2b, 3b, 4, 5, 6 & 7

Proposal 1	For	Against	Abstain
1) Glenda Dorchak	☐	☐	☐
2) Irwin Federman	☐	☐	☐
3) Amal Johnson	☐	☐	☐
4) Jack Lazar	☐	☐	☐
5) Jon A. Olson	☐	☐	☐
6) Umesh Padval	☐	☐	☐
7) David Perlmutter	☐	☐	☐
8) Steve Sanghi	☐	☐	☐
9) Eyal Waldman	☐	☐	☐
10) Gregory Waters	☐	☐	☐
11) Thomas Weatherford	☐	☐	☐

Proposal 2a	For	Against
Do you have a Personal Interest with regards to Proposal 2b?	☐	☐

*Note: By selecting **FOR** I confirm that **I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest** in voting this proposal.*

Proposal 2b	For	Against	Abstain
To approve the 2018 performance- based cash incentive award to Eyal Waldman, our CEO, which will be tied to the Company's achievement of pre-established revenue and earnings per share objectives for fiscal 2018 and which will be measured and paid, if earned, in 2019.	☐	☐	☐

Proposal 3a	For	Against
Do you have a Personal Interest with regards to Proposal 3b?	☐	☐

*Note: By selecting **FOR** I confirm that **I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest** in voting this proposal.*

Proposal 3b	For	Against	Abstain
To approve the grant to Eyal Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the "Third Restated Plan") if approved by our shareholders.	☐	☐	☐

Proposal 4	For	Against	Abstain
To conduct an advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

Proposal 5	For	Against	Abstain
To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares.	☐	☐	☐

Proposal 6	For	Against	Abstain
To approve cash compensation in the amount of $8,506.85 for Steve Sanghi and $9,000.00 for Umesh Padval and the vesting of an additional 700 restricted share units out of the 4,200 restricted share units previously granted to each of Mr. Sanghi and Mr. Padval, as compensation for their services as directors during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018.	☐	☐	☐

Proposal 7	For	Against	Abstain
To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize our audit committee to determine our accounting firm's fiscal 2018 remuneration in accordance with the volume and nature of their services.	☐	☐	☐

Signature of Shareholder____________________

Date:____________________**, 2018**

Signature of Shareholder____________________

Date:____________________**, 2018**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.